Exhibit 10.16

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of June 14, 2006, is entered into by and between KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Buyer”), and THF PLAZA OFFICE, L.L.C., a Missouri limited liability company (“Seller”), with reference to the following recitals:

RECITALS

A. Seller and Buyer are parties to that certain Purchase and Sale Agreement, dated May 2, 2006 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. Seller and Buyer mutually desire to amend the Purchase Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Extension of Due Diligence Period. The Due Diligence Period shall be, and hereby is, extended to and shall expire on July 7, 2006.

2. Extension of Closing Date. The Closing Date shall be, and hereby is, extended to and shall occur on August 22, 2006

3. No Other Amendments; This Amendment Governs and Controls. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Amendment shall govern and control.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

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IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the day and year first above written.

BUYER:

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Name:	Charles J. Schreiber, Jr.
Title:	Manager

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SELLER:

THF PLAZA OFFICE, L.L.C.,
a Missouri limited liability company

By:	THF Carondelet Development, L.L.C., its sole member

	By:	THF Carondelet Investors, L.L.C., its Manager

		By:	/s/ Authorized Signatory

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